Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND

EXTENSION AND INCREASE AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND EXTENSION AND INCREASE AGREEMENT, dated as of July 3, 2013 (this “Amendment”), is by and among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), each Person designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”), each Person designated on the signature pages hereto as a “New Lender” (collectively, the “New Lenders”) and each Person designated on the signature pages hereto as an “Exiting Lender” (collectively, the “Exiting Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower, the Exiting Lenders, the Extending Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 6, 2012 (as amended by Amendment No. 1 thereto dated as of February 8, 2013 and as otherwise heretofore supplemented or modified, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the Revolving Credit Commitment Termination Date for each Lender be extended to the date that is 364 days after the Revolving Credit Commitment Termination Date in effect immediately prior to giving effect to this Amendment (the “Extension”);

WHEREAS, the Borrower has requested that the Aggregate Commitments be increased to $1,150,000,000, which such increase shall be effected without the Borrower exercising its rights under Section 2.15 of the Credit Agreement; and

WHEREAS, the parties hereto are willing to agree to the foregoing, subject to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment which are defined in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), shall have the meanings assigned to such terms in the Amended Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Extension of Revolving Credit Commitment Termination Date. Each Extending Lender and each New Lender (a) agrees to the Extension and (b) agrees that, effective as of the date hereof, the Revolving Credit Commitment Termination Date with respect to such Person’s Commitment shall be July 4, 2014 (which is the day that is 364 days after the Revolving Credit Commitment Termination Date in effect on the date hereof immediately prior to giving effect to this Amendment).

SECTION 3. New Lenders; Increased Commitments of Certain Extending Lenders; Termination of Commitments of Exiting Lenders.

Effective as of the date hereof:

(a) each New Lender hereby (i) provides a Commitment equal to the amount set forth opposite such New Lender’s name on Schedule 2.01(a) attached hereto and (ii) becomes a Lender under the Amended Credit Agreement (as it may be further amended, restated, supplemented or otherwise modified from time to time) for all purposes to the same extent as if originally a party thereto and shall be bound thereby and entitled to the benefits thereof;

(b) each Extending Lender whose Commitment amount set forth opposite such Extending Lender’s name on Schedule 2.01(a) attached hereto is greater than such Extending Lender’s Commitment in effect immediately prior to giving effect to this Amendment hereby increases its Commitment such that, after giving effect to this Amendment, such Extending Lender has a Commitment equal to the amount set forth opposite its name on Schedule 2.01(a) attached hereto; and

(c) pursuant to Section 10.15 of the Credit Agreement, the Commitment of each Exiting Lender is hereby terminated in full and each Exiting Lender shall cease to be a party to the Credit Agreement and shall no longer be a Lender. Each Exiting Lender joins in the execution of this Amendment solely for the purposes of acknowledging the termination of its Commitment pursuant to this Section 3(c).

For the avoidance of doubt, the increase in the Aggregate Commitments pursuant to this Section 3 shall be effected without the Borrower exercising its rights under Section 2.15 of the Credit Agreement with respect to Commitment Increases.

SECTION 4. Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Schedule 2.01(a) of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 2.01(a) attached hereto.

SECTION 5. Representations and Warranties.

To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof:

(a) both immediately before and after giving effect to this Amendment, all representations and warranties of the Borrower contained in Article V of the Credit Agreement, and which are contained in any Loan Document furnished by the Borrower at any time under, or in connection with, this Amendment or the Credit Agreement, are true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such date and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

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(b) both immediately before and after giving effect to this Amendment, no Default or Event of Default exists;

(c) the execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require, pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect;

(d) this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the performance by, or enforcement against, the Borrower of the Amended Credit Agreement.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when, and only when,

(a) the Administrative Agent shall have received:

(i) counterparts of this Amendment duly executed and delivered by each party hereto;

(ii) an opinion of counsel to the Borrower addressed to the Administrative Agent and each Lender party to the Amended Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent as to such customary matters regarding this Amendment and the Amended Credit Agreement as the Administrative Agent may reasonably request;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or an assistant secretary of the General Partner or the Delegate, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement; and

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(iv) such evidence as the Administrative Agent may reasonably request to verify that the Borrower is duly organized or formed, validly existing and in good standing in the jurisdiction where organized; and

(b) the Borrower shall have (i) paid all fees it has agreed to pay in connection with this Amendment, including, without limitation, the fees set forth in that certain fee letter dated June 13, 2013 by and among the Borrower, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC, and (ii) reimbursed or paid, to the extent timely invoiced to, and reviewed by, the Borrower, all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 7. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 8. Counterparts.

This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a counterpart to this Amendment may be made by facsimile or other electronic transmission in .pdf format.

SECTION 9. Effect of Amendment.

From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Confirmation of Loan Documents.

The terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and performance of this Amendment

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shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document, (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents made the subject hereof. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 11. Headings.

Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 12. Entire Agreement.

THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

By:	/s/ Mark A. Maki
Name: Mark A. Maki
Title: President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Extending Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

BNP PARIBAS (CANADA), as an Extending Lender

By:	/s/ Michael Gosselin
Name: Michael Gosselin
Title: Managing Director

By:	/s/ Jack Shuai
Name: Jack Shuai
Title: Director Client Coverage Execution Canada

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

EXPORT DEVELOPMENT CANADA, as an Extending Lender

By:	/s/ Anne-Marie Gagnon
Name: Anne-Marie Gagnon
Title: Asset Manager

By:	/s/ Talal M. Kairouz
Name: Talal M. Kairouz
Title: Senior Asset Manager

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

U.S. BANK NATIONAL ASSOCIATION, as an Extending Lender

By:	/s/ John Prigge
Name: John Prigge
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

ROYAL BANK OF CANADA, as an Extending Lender

By:	/s/ Ian M. McArthur
Name: Ian M. McArthur
Title: Authorized Signatory

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

UBS AG, STAMFORD BRANCH, as an Extending Lender

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

BARCLAYS BANK PLC, as an Extending Lender

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

MIZUHO BANK, LTD., as an Extending Lender

By:	/s/ Rob MacKinnon
Name: Rob MacKinnon
Title: Senior Vice President Canada Branch

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Extending Lender

By:	/s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

BANK OF AMERICA, N.A., as an Extending Lender

By:	/s/ Greg Hall
Name: Greg Hall
Title: Assistant Vice President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

CREDIT SUISSE AG, TORONTO BRANCH, as an Extending Lender

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Chris Gage
Name: Chris Gage
Title: Chief Financial Officer

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

CANADIAN IMPERIAL BANK OF COMMERCE—NEW YORK AGENCY, as an Extending Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

GOLDMAN SACHS BANK USA, as an Extending Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

BANK OF CHINA (CANADA), as a New Lender

By:	/s/ Liang Jiao
Name: Liang Jiao
Title: Senior Vice President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

Section 3(c) acknowledged and agreed to by:

THE BANK OF NEW YORK MELLON, as an Exiting Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension and Increase Agreement

(Enbridge Energy Partners, L.P.)

SCHEDULE 2.01(a)

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
JPMorgan Chase Bank, National Association	$75,000,000.00	6.52%
BNP Paribas (Canada)	$125,000,000.00	10.87%
Credit Suisse AG, Toronto Branch	$100,000,000.00	8.70%
Barclays Bank PLC	$100,000,000.00	8.70%
Crédit Agricole Corporate and Investment Bank	$100,000,000.00	8.70%
Mizuho Bank, Ltd.	$100,000,000.00	8.70%
Sumitomo Mitsui Banking Corporation	$100,000,000.00	8.70%
Canadian Imperial Bank of Commerce—New York Agency	$75,000,000.00	6.52%
Export Development Canada	$75,000,000.00	6.52%
U.S. Bank National Association	$75,000,000.00	6.52%
Goldman Sachs Bank USA	$50,000,000.00	4.35%
Royal Bank of Canada	$50,000,000.00	4.35%
UBS AG, Stamford Branch	$50,000,000.00	4.35%
Bank of China (Canada)	$50,000,000.00	4.35%
Bank of America, N.A.	$25,000,000.00	2.17%

Total:	$1,150,000,000.00	100%